American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund
Supplement dated December 3, 2018 ■ Statement of Additional Information dated March 1, 2018 (as revised June 1, 2018)

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.

American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the AC Alternatives Income Fund. For these funds, PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. For AC Alternatives Long Short, PWP serves as a consultant. In this role, PWP will provide the advisor with information regarding its views with respect to current and potential managers for the fund, views on portfolio allocation and alternative investment strategies, and general market insights. PWP will not have investment discretion with respect to AC Alternatives Long Short and will not provide advisory services to the fund. In addition to PWP, the funds’ subadvisors are currently: ArrowMark Colorado Holdings LLC, BCSF Advisors, LP, Columbia Management Investment Advisers, LLC, Good Hill Partners LP, Marathon Asset Management, L.P., Sirios Capital Management, L.P., Three Bridges Capital, LP and Timbercreek Investment Management (U.S.) LLC (subadvisors).

The following is added as the fifth bullet point in the Underlying Subadvisors section on page 45 of the statement of additional information.

•	Marathon Asset Management, L.P. , a global credit solutions asset manager, was founded by Bruce Richards (CEO) and Louis Hanover (CIO) in 1998. Marathon is owned by the partners of the firm.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94638 1812